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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2003
                                                          --------------


                          Discover Card Master Trust I
                  -------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                           0-23108               51-0020270
   --------                           -------               ----------
  (State of                          (Commission           (IRS Employer
Organization)                        File Number)         Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                              19720
---------------------------------------------------            ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

                  On March 21, 2003, the registrant made available to investors a prospectus supplement, dated March 19, 2003, and prospectus, dated March 19, 2003, with respect to the issuance of $900,000,000 aggregate principal amount of Series 2003-3 Floating Rate Class A Credit Card Pass-Through Certificates and $47,369,000 aggregate principal amount of Series 2003-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) ("Discover") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2003-3, to be dated as of March 25, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

                  In connection with the issuance of Series 2003-3, Latham & Watkins Illinois LLC, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated March 21, 2003, regarding the legality of the Series 2003-3 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2003-3 Floating Rate Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on March 25, 2003; and (ii) an opinion to Discover (as originator of the Trust), dated March 21, 2003, as to certain federal tax matters concerning the Series 2003-3 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2003-3 Floating Rate Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5, and the opinion as to certain tax matters is attached as Exhibit 8.


Item 7.           Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 5         Opinion of Latham & Watkins Illinois LLC.

Exhibit 8 Opinion of Latham & Watkins Illinois LLC as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2003-3.

Exhibit 23        Consent of Latham & Watkins Illinois LLC (included in
                  Exhibit 5).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Discover Card Master Trust I
                                                  (Registrant)


                                             By:   Discover Bank
                                                   (Originator of the Trust)



Date:  March 21, 2002                        By: /s/ Michael F. Rickert
                                                --------------------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                Officer and Treasurer



                                     PAGE 3
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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

Exhibit 5      Opinion of Latham & Watkins Illinois LLC.

Exhibit 8 Opinion of Latham & Watkins Illinois LLC as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2003-3.

Exhibit 23     Consent of Latham & Watkins Illinois LLC (included in Exhibit 5).




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